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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 14, 1998


                          MORTON INDUSTRIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


         Georgia                      0-13198                   38-0811650
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State or other jurisdiction of      (Commission               (I.R.S. Employer
incorporation or organization       File Number)             Identification No.)


1021 West Birchwood, Morton, Illinois                                 61550
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              (Address of principal executive offices)             (Zip Code)


(Registrant's telephone number, including area code           309-266-7176
                                                    ----------------------------


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         (Former name or former address, if changed since last report.)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On April 14, 1998, the Company's Board of Directors, acting upon the recommendation of the Audit Committee of the Board, selected Clifton Gunderson L.L.C. ("Clifton Gunderson") to serve as the Company's independent accountants for the fiscal year ending December 31, 1998. For the fiscal year ended December 31, 1997, Ernst & Young LLP ("Ernst & Young") served as the independent auditors for MLX Corp., and for the fiscal year ended June 30, 1997, and the six months ended December 31, 1997, Clifton Gunderson served as Morton Metalcraft Holding Co.'s independent auditors. Following the Merger, the Company retained both firms to complete their respective audits for the periods ended December 31, 1997.

         During the last two fiscal years, Ernst & Young's reports on the financial statements of MLX Corp. did not contain an adverse opinion or disclaimer of opinion, nor were they qualified in any way. During the same period MLX Corp. had no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. During the last two fiscal years and during the current fiscal year, Ernst & Young has not advised MLX Corp. (i) that it does not have internal controls necessary for the development of reliable financial statements; (ii) that information had come to Ernst & Young's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management; (iii) that Ernst & Young needed to expand significantly the scope of its audit, or that information had come to Ernst & Young's attention that if further investigated may (a) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or (b) cause it to be unwilling to rely on management's representations or be associated with MLX Corp.'s financial statements, or (iv) that information had come to Ernst & Young's attention that it concluded materially impacted the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements, or (b) the financial statements to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report.

         During the last two fiscal years of MLX Corp. and during any subsequent interim period of either of MLX Corp. or the Company, neither MLX Corp., or the Company consulted Clifton Gunderson about (i) either (a) the application of accounting principles to a specified transaction, either completed or proposed, or (b) the type of audit opinion that might be rendered on the Company's financial statements, or (b) any matter that was a subject of a disagreement between the Company and Ernst & Young or that was a reportable event of the kind described in clause (i) through (iv) in the immediately preceding paragraph.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     EXHIBIT NO.             DESCRIPTION
     -----------             -----------
         16.1                Letter re change in certifying accountant.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  MORTON INDUSTRIAL GROUP, INC.

                                                          (Registrant)

Date:  April 16, 1998                             By: /s/ Daryl R.Lindemann
                                                      --------------------------
                                                      Daryl R. Lindemann
                                                      Vice President Finance,
                                                      Secretary, and Treasurer



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                                  EXHIBIT INDEX



EXHIBIT NO.                                        DESCRIPTION.

  16.1                                             Letter re change in
                                                   certifying accountant.